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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 9, 2002
                                                          ---------------




                                 INTERCEPT, INC.
                            (Exact Name of Registrant
                          as Specified in its Charter)




 Georgia                     01-14213                           58-2237359
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(State or Other             (Commission                    (I.R.S. Employer
Jurisdiction of             File Number)                 Identification No.)
Incorporation)




3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia             30071
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       (Address of Principal Executive Offices)                (Zip Code)




       Registrant's telephone number, including area code: (770) 248-9600
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                                       N/A
                            -----------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The registrant hereby amends its report on Form 8-K filed on April 23, 2002 by deleting the text under Item 7 and replacing it with the following text.

         (a)  Financial Statements of Business Acquired.

                  Included as Exhibit 99.1 hereto and incorporated herein by reference.

         (b)  Pro Forma Financial Information.

                  Included as Exhibit 99.2 hereto and incorporated herein by reference.

         (c)  Exhibits.

Item No.  Exhibit List

2.1 Asset Purchase Agreement dated March 19, 2002, by and among InterCept, Inc.; InterCept Billing Company, LLC; Internet Billing Company, Ltd.; iBill California, LLC; Liberty Merchant Services, LLC; iBill Technologies LLC; Internet Billing Corp.; iBill Corp.; iBill GAP, LLC; and CSR Billing.com, LLC.*

2.1.1 First Amendment to Asset Purchase Agreement dated as of April 8, 2002, by and among InterCept, Inc.; InterCept Billing Company, LLC; Internet Billing Company, Ltd.; iBill California, LLC; Liberty Merchant Services, LLC; iBill Technologies LLC; Internet Billing Corp.; iBill Corp.; iBill GAP, LLC; and CSR Billing.com, LLC.

99.1 The following consolidated financial statements of Internet Billing Company, Ltd. and subsidiaries together with the report by Grant Thornton, LLP for the periods stated therein:

          Consolidated Balance Sheets as of December 31, 2000 and 2001.

          Consolidated Statements of Earnings for the years ended December 31, 1999, 2000 and 2001.

          Consolidated Statements of Partners' Equity for the years ended December 31, 1999, 2000 and 2001.

          Consolidated Statements of Cash Flows for the years ended December 31, 1999, 2000 and 2001.

          Notes to Consolidated Financial Information.

99.2 The following unaudited pro forma condensed consolidated financial statements of InterCept, Inc. and Internet Billing Company, Ltd. and subsidiaries

          Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2001.

          Pro Forma Condensed Consolidated Balance Sheet for the year ended December 31, 2001.

          Notes to Pro Forma Condensed Consolidated Financial Information.


* Previously filed with the registrant's Current Report on Form 8-K filed April 23, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERCEPT, INC.



                                         By:      /s/ Scott R. Meyerhoff
                                                  --------------------------
                                                  Scott R. Meyerhoff
                                                  Chief Financial Officer

Dated:  May 1, 2002


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